Schedule 14A Information
                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

/X/    Filed by the Registrant
/__/   Filed by a Party other than the Registrant
Check the appropriate box:
/__/   Preliminary Proxy Statement
/__/   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/__/   Definitive Additional Materials
/__/   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          The Asia Tigers Fund, Inc.

               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/    No fee required.
/__/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------

/__/     Fee paid previously with preliminary materials.
/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------

                          THE ASIA TIGERS FUND, INC.

                          622 Third Avenue, 8th Floor
                           New York, New York 10017





                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                            January 30, 2002


To the Stockholders:

         The Annual Meeting of Stockholders of The Asia Tigers Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room A on the 31st floor, on Monday, February 25, 2002, at 10:00 a.m., for the purposes of considering and voting upon:

     1.   The election of directors (Proposal 1).

     2. To consider a stockholder proposal to request that the Board of Directors convert the Fund to an open-end fund (Proposal 2).

     3.   Any other business that may properly come before the meeting.

         The close of business on January 25, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                           By Order of the Board of Directors,

                                           Bryan McKigney
                                           President and Secretary


------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to
 indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
------------------------------------------------------------------------------

                     Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 Registration
                                 ------------

Corporate Accounts                          Valid Signature
(1)  ABC Corp. ............................ ABC Corp. (by John Doe, Treasurer)
(2)  ABC Corp. ............................ John Doe, Treasurer
(3)  ABC Corp. c/o John Doe, Treasurer..... John Doe
(4)  ABC Corp. Profit Sharing Plan ........ John Doe, Trustee


Trust Accounts
(1)  ABC Trust............................. Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78... Jane B. Doe


Custodial or Estate Accounts
(1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA....... John B. Smith
(2)  John B. Smith......................... John B. Smith, Jr., Executor

                          THE ASIA TIGERS FUND, INC.

                          622 Third Avenue, 8th Floor
                           New York, New York 10017


                                PROXY STATEMENT
                                ---------------


         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Asia Tigers Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room A on the 31st Floor, on Monday, February 25, 2002, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 30, 2002. On December 15, 2001, the Fund sent a copy of its annual report containing financial statements for the fiscal year ended October 31, 2001 to each stockholder of the Fund. Any stockholder may request an additional copy of the Fund's annual report, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of each of the Directors and AGAINST Proposal 2. The close of business on January 25, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 19,457,984.252 shares of Common Stock outstanding.

         In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

         Stockholders who plan on attending the Annual Meeting will be required to provide valid identification in order to gain admission.

         Advantage Advisers, Inc. ("Advantage"), whose principal business address is 622 Third Avenue, 8th Floor, New York, New York 10017, is the Fund's investment manager.

                       PROPOSAL 1: ELECTION OF DIRECTORS

         In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class I Directors to hold office until the 2005 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The term of office of the Class II and III Directors expires at the Annual Meeting of Stockholders in 2003 and 2004, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table provides information concerning the nominees for election as directors:

                                                                                                              Shares of Common
                                                                                                             Stock Beneficially
                                                                                                               Owned, Directly
                                                                                                             or Indirectly, on
      Nominees and Principal Occupations During the Past Five Years         Director Since         Age      January 1, 2002 (A)
      -------------------------------------------------------------         --------------         ---      -------------------

Nominees to serve until the year 2005
Annual Meeting of Stockholders
Leslie H. Gelb, Member of Audit and Nominating Committees; President,
  The Council on Foreign Relations (1993-Present); Columnist
  (1991-1993), Deputy Editorial Page Editor (1986-1990) and Editor,               1994              64                   100
  Op-Ed Page (1988-1990), The New York Times; Board Member,
  Britannica.com (2000-Present).

Luis Rubio, Member of Audit and Nominating Committees; President,
  Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (1981-Present); frequent contributor of op-ed pieces
  to The Los Angeles Times and The Wall Street Journal.                           1999              46                   715

--------------

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

         The following table provides information concerning the Directors serving until the year 2003 and 2004 Annual Meetings of Stockholders:


                                                                                                          Shares of Common Stock
                                                                                                            Beneficially Owned,
                                                                                                                 Directly
                                                                                                             or Indirectly on
Directors and Principal Occupations During the Past Five Years             Director Since        Age        January 1, 2002 (A)
--------------------------------------------------------------             --------------        ---        -------------------

Director serving until the year 2003
Annual Meeting of Stockholders
Jeswald W. Salacuse, Member of Audit Committee; Chairman of
  Nominating Committee; Henry J. Braker Professor of Commercial Law,
  The Fletcher School of Law & Diplomacy (1990-Present); Dean, The
  Fletcher School of Law & Diplomacy, Tufts University (1986-1994).              1993             64                    324

Directors Serving until the year 2004
Annual Meeting of Stockholders
Howard M. Singer*, Chairman of the Board of Directors; Managing Director,        2000             38                  1,000
  CIBC World Markets Corp.; Chairman, Advantage Advisers, Inc.

Charles F. Barber, Chairman of Audit Committee; Member of Nominating
  Committee; Consultant; formerly Chairman of the Board, ASARCO
  Incorporated.                                                                  1993             84                  1,000

--------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of a relationship with Advantage.

(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.


         Each of Messrs. Barber, Gelb, Rubio, Salacuse and Singer serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, four registered investment companies advised by CIBC Oppenheimer Advisers, L.L.C. ("CIBC Advisers"), an affiliate of Advantage, and three registered investment companies advised by Salomon Brothers Asset Management Inc. ("SBAM"). Mr. Gelb is a director of one other registered investment company advised by Advantage, eight other registered investment companies advised by SBAM and two other registered investment companies co-advised by PIMCO Advisors L.P. ("PIMCO Advisors"). Mr. Rubio is a director of one other registered investment company advised by Advantage and ten registered investment companies advised by CIBC Advisers. Mr. Salacuse is a director of one other registered investment company advised by Advantage, two other registered investment companies co-advised by PIMCO Advisors and SBAM, eight other registered investment companies advised by SBAM, one other registered investment company co-advised by OpCap Advisors and PIMCO Advisors, and one other registered investment company advised by CIBC Advisers. Mr. Singer is a director of one other registered investment company advised by Advantage and eight other registered investment companies advised by CIBC Advisers.

         The holdings of no Director represented more than 1% of the outstanding shares of the Fund. At January 2, 2002, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

         The following table sets forth the beneficial ownership of shares of the Fund, at January 25, 2002 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                                                       Number of Shares
                   Name of Beneficial Owner                           Beneficially Owned              Percent Ownership
                   ------------------------                           ------------------              -----------------

      President and Fellows of Harvard College (1)                         5,253,400                        26.8%
       c/o Harvard Management Company, Inc.
       600 Atlantic Avenue
       Boston, MA  02210

      City of London Investment Group PLC (2)                              2,294,290                        11.8%
       10 Eastcheap
       London EC3M ILX
       England

      First Union Corporation (3)                                          1,533,700                        7.54%
       One First Union Center
       Charlotte, NC 28288

-------------------

(1) Based solely upon information presented in Schedule 13D, providing information as of October 29, 2001, filed by the President and Fellows of Harvard College, which reports sole voting and dispositive power as to all such shares.

(2) Based solely upon information presented in Schedule 13D, providing information as of November 30, 2001, filed by City of London Investment Group PLC ("City of London PLC"), which reports sole voting and dispositive power as to all such shares. According to the Schedule 13D filed by City of London PLC, such shares were acquired by its wholly-owned subsidiary, City of London Investment Management Company Limited.

(3) Based solely upon information presented in Schedule 13G, providing information as of February 14, 2001, filed by First Union Corporation which reports sole voting and dispositive power to all such shares. According to the Schedule 13D filed by First Union Corporation, such shares were acquired by its wholly owned subsidiaries First Union Securities, Inc., Tattersoll Advisory Group, Inc., and First Union National Bank.


         In addition, at January 25, 2002, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 19,330,762 shares, equal to 99.346% of the outstanding shares of the Fund.

         The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Singer, the current executive officers of the Fund are:



                                                                   Officer
     Name                        Office                  Age        Since
     ----                        ------                  ---        -----
Bryan McKigney           President and Secretary         43         1999
Alan E. Kaye                    Treasurer                50         1999


     Mr. McKigney is Managing Director, CIBC World Markets Corp. ("CIBC World Markets") (2000-Present). Mr. McKigney previously served as Executive Director, CIBC World Markets (1993-2000), Vice President and Division Executive, Head of Derivative Operations, Chase Manhattan Bank (1986-1993); Assistant Vice President, Securities and Commodity Operations, Chase Manhattan Bank (1981-1985). Mr. Kaye is Executive Director of CIBC World Markets (1995-Present). Mr. Kaye previously served as Vice President of Oppenheimer & Co., Inc. (1986-1994). Messrs. Singer,

McKigney and Kaye also serve as officers of various other registered investment companies advised by Advantage.

         The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended October 31, 2001. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was subsequently amended in May 2000.

         The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2001.

         A representative of PwC will be available at the Annual Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

         The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee held one meeting during the fiscal year ended October 31, 2001. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

         During the fiscal year ended October 31, 2001, the Board of Directors met six times. Each director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage or an affiliate of Advantage during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2001 to each director of the Fund. No remuneration was paid during the fiscal year ended October 31, 2001 by the Fund to Mr. Singer who, as an officer or employee of Advantage and CIBC World Markets, is an "interested person" as defined under the 1940 Act. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                     Total Compensation
                       Aggregate       from Other Funds     Total Compensation
                      Compensation        Advised by             from Fund
 Name of Director      from Fund           Advantage          and Fund Complex
 ----------------      ---------           ---------          ----------------
                                       Directorships (A)     Directorships (A)
Charles F. Barber        $8,100            $10,000(1)            $47,200(6)
Leslie H. Gelb           $8,000             $9,800(1)            $15,800(2)
Luis Rubio               $8,700            $10,400(1)            $70,300(12)
Jeswald W. Salacuse      $8,600            $10,400(1)            $29,700(3)

----------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended October 31, 2001.

         THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


   PROPOSAL 2: STOCKHOLDER PROPOSAL TO REQUEST THAT THE BOARD OF DIRECTORS
                     CONVERT THE FUND TO AN OPEN-END FUND

         Walter Baer, a beneficial owner (the proponent) of common stock of the Fund, has informed the Fund that he intends to present a proposal for action at the Fund's Annual Meeting. The proponent's address will be furnished by the Secretary of the Fund upon request.

         The proponent's formal proposal is as follows:

RESOLVED: The shareholders of the Asia Tigers Fund, Inc. ("Fund") ask the Board of Directors to take the steps necessary to convert the Fund to an open-end fund.

SUPPORTING STATEMENT: Shares of our Fund have persistently traded at a large discount from net asset value (NAV). As of September 7, 2001, the discount was
18.7 percent, representing more than $25 million in value unavailable to shareholders.

In my opinion, it is time to unlock that value by converting the Fund to an open-end fund. A closed-end structure may have been appropriate when the Fund began operations in 1993, but I believe it is no longer necessary or beneficial to shareholders. The Fund is large enough to be viable as an open-end fund, and it is invested in securities with ample liquidity to handle share purchases and redemptions in an open-end structure.

The Fund may recite a well-known litany of objections to open-ending and cite industry-paid-for studies supporting the status quo. However, I believe that the closed-end structure of our Fund unnecessarily diminishes shareholder value, and that the benefits to shareholders of open-ending vastly outweigh the risks and costs of conversion.

         THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL STOCKHOLDERS TO VOTE AGAINST THE PROPOSAL. THE REASONS FOR THIS UNANIMOUS OPINION ARE AS FOLLOWS:

         The Board of Directors believes that conversion to an open-end fund could harm the long-term interests of our stockholders and benefit only a few opportunistic holders. While the Directors are concerned about the discount, they believe that the overall consequences of changing the Fund to an open-end fund may make such a step unwise at this time. Although shares of the Fund, like many other closed-end funds, have sold at a discount from net asset value, closed-end funds have certain advantages, particularly for long-term investors, and it is these advantages that attracted the Fund's stockholders to invest in the Fund.

         Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a permanent capital base, whereas open-end companies issue securities redeemable by a stockholder at any time. Accordingly, open-end companies are subject to periodic asset in-flows and out-flows and may have to liquidate portfolio holdings at inopportune times in order to meet redemptions. Closed-end funds do not have any prescribed limitations on holding thinly traded or illiquid securities. This allows the Fund to build up positions in promising growth companies which could be difficult to liquidate on short notice without depressing their value.

         If the Fund were to convert to an open-end structure, there may be other consequences, which may not be in the best interests of all of the Fund's stockholders, including:

          o requiring the Fund to sell stocks to meet redemptions in often volatile Asian markets, sometimes at less than full market value, thereby diminishing the long-term net asset value of the Fund;

          o causing long-term and new investors to bear increased transaction costs as the Fund liquidates investments to meet redemptions being made by arbitrageurs and short-term stockholders seeking to cash in their investments currently;

          o requiring the Fund to maintain cash reserves to meet potential redemptions, reducing the amount of the Fund's assets which may be invested in Asian securities;

          o limiting the amount of illiquid securities that the Fund may hold which could affect the Fund's ability to build up positions in promising growth companies; and

          o potentially higher expense ratios if the size of the Fund materially decreases.

         A September 1998 independent study by CDA/Wiesenberger(1) of closed-end funds that converted to an open-end structure noted that selling pressure caused by redemptions following open-ending detrimentally affected the funds and the funds' remaining stockholders because of the following:

          o    Net assets plunged due to large redemptions
          o    Portfolio holdings were liquidated to meet redemptions
          o Funds realized significant capital gains creating a tax liability for shareholders
          o    Expense ratios increased due to reduction in total assets
          o    Investment styles were altered

         The CDA/Wiesenberger study concluded:

          "When closed-end funds convert to open-end funds, long-term investors lose the benefits they sought and may incur significant expenses. Based on the data examined in this study, conversion from closed-end to open-end structure is generally not in the best interest of shareholders in the fund."

         The Board of Directors has concluded that open-ending the Fund is not in the best interests of stockholders at this time.

         The Directors are not complacent about the Fund's discount and continue to address it with serious concern, but in a prudent manner that considers the interests of all of the Fund's stockholders. They review the discount at every Board meeting and have studied and considered many possibilities aimed at reducing the discount, including share repurchase programs, tender offers for outstanding shares, open-ending the Fund, managed dividends and other alternatives. For example, the Board of Directors initiated a share repurchase program in December 1999, increasing the size of the program in 2000, which together authorized the repurchase of up to 2,000,000 shares. As of October 31, 2001, the Fund has repurchased 1,039,200 shares pursuant to this program.

         The Directors have recently approved a tender offer to be conducted during the first quarter of 2002 for up to 25% of the Fund's outstanding shares. The tender offer is for cash at a 5% discount from the net asset value per share at the conclusion of the offer. Since the announcement of the tender offer, the Fund's discount to NAV has seen a marked reduction: as of January 25, 2002 the discount was reduced to 14.19%, as compared to the 18.7% referenced in the proponent's proposal.

         In addition, the Directors have also unanimously approved, subject to stockholder approval, a proposal for the Fund to adopt an interval fund structure. If approved by Stockholders, the Fund would conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding securities. It is anticipated that, absent extraordinary circumstances, quarterly repurchase offers


1 CDA/Wiesenberger, Study of Closed-End Funds that Open-End, September 21, 1998. Wiesenberger is a mutual tracking service and has provided mutual fund data to financial professionals for more than 55 years. It is a division of Thomson Financial Services, a leading provider of information services and work flow solutions to the financial communities worldwide.

would not be for less than 10% of the Fund's securities. The Directors will be calling a special meeting of the stockholders, currently anticipated to take place on or about April 26, 2002, for stockholders to consider this proposal.

         The Board of Directors believes that an open-end fund structure is not in the long-term best interests of the Fund and its stockholders. The closed-end format allows the Fund to maintain a more fully invested portfolio in Asian stocks and to concentrate on achieving the highest investment return possible for its stockholders.

Required Vote

         The proposal is, as required by Maryland law, advisory only and asks the Board of Directors to take the steps necessary to convert the Fund to an open-end fund structure. Should the proposal be approved by the Fund's stockholders, the Board of Directors will meet to determine if such a conversion is advisable.

         THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND; ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "AGAINST" PROPOSAL NO. 2.

                         IMPORTANT VOTING INFORMATION

         A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of Trustees under Proposal No. 1. Unless otherwise instructed, the proxies will vote FOR the election of each nominee listed in Proposal No. 1. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

         Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. Abstentions and broker "non-votes" will be treated as votes present but not cast for purposes Proposal 2.

         Please note that unless otherwise instructed, the proxies will vote FOR Proposal No. 1 and AGAINST Proposal No. 2.



                            ADDITIONAL INFORMATION
                            ----------------------

                             Investment Management

         CIBC World Markets serves as the Fund's administrator. The address of CIBC World Markets is 622 Third Avenue, 8th Floor, New York, New York 10017. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                     Fees Paid To Independent Accountants

         Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund and the review of the Fund's financial statements for the fiscal year ended October 31, 2001 was $65,300.

         Financial Information Systems Design and Implementation Fees. There were no aggregate fees billed for information technology services rendered by PwC to the Fund, Advantage, CIBC World Markets or entities controlled by either of them that provide services to the Fund for the fiscal year ended October 31, 2001.

         All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, Advantage, CIBC World Markets, and entities controlled by either of them that provide services to the Fund for the fiscal year ended October 31, 2001 was $33,179. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                                Other Business

         The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   Proposals to be Submitted by Stockholders

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2003, must be received by the Fund (addressed to The Asia Tigers Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017 for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 2, 2002. Any stockholder who desires to bring a proposal for consideration at the Fund's year 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The Asia Tigers Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) during the thirty-day period from October 28, 2002 to November 27, 2002.

                        Expenses of Proxy Solicitation

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC World Markets or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

         January 30, 2002

ZATF6B                          DETACH HERE


                          THE ASIA TIGERS FUND, INC.
              ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 25, 2002

              This Proxy is Solicited on Behalf of the Directors




         The undersigned hereby appoints Bryan McKigney, Barbara Pires, William Fink, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, on the 31st Floor on Monday, February 25, 2002, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated January 30, 2002 and upon all other matters properly coming before said Meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 (including all of the nominees for Director) and AGAINST Proposal
2. Please refer to the Proxy Statement for a discussion of each Proposal.

    HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

    -----------------------------      ---------------------------------

    -----------------------------      ---------------------------------

    -----------------------------      ---------------------------------


See Reverse Side

                (Continued, and to be signed and dated, on the
                                reverse side.)

ZATF6A                         DETACH HERE


/X/  Votes Must be indicated (x) in Black or Blue Ink.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 (including all nominees for Director) AND "AGAINST" PROPOSAL 2.


1.   Election of Directors.

Nominees (Class I) to serve until the year 2005 Annual
Meeting:
(01) Leslie H. Gelb; (02) Luis Rubio

    FOR                             WITHHOLD AUTHORITY
The nominees                        to vote for the
 listed above   /__/        /__/    nominees listed above


----------------------------------------------------------------
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)



2. Consideration of the stockholder proposal request that the Board of Directors convert the Fund to an open-end Fund.

      FOR               AGAINST                 ABSTAIN
     /__/                /__/                     /__/


3. The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

4. Please mark the box at right if you plan to attend. Please bring valid identification.
                                                  /__/


Change of Address and/or Comments Mark Here

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Signature:                                   Date:
            ---------------------------------     -------------


Signature:                                   Date:
            ---------------------------------     -------------